Exhibit 10.1



                       DYNCORP KEY EXECUTIVES SHARE-OPTION
                                COMPENSATION PLAN
                                   ("KEYSOP")

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                                    ARTICLE I

                                     PURPOSE

1.1 Purpose. The purpose of the Plan is to provide benefits to eligible Employees of the Employer in a form that will encourage the recipients to continue in the service of the Employer, and allow the recipients to diversify their investment portfolios.

1.2  Intent.  The Plan is intended to be a nonqualified  option plan governed by
Section 83 of the Code and not an employee benefit plan as defined under ERISA.

                                   ARTICLE II

                                   DEFINITIONS

As used herein, the following capitalized words and phrases shall have the respective meanings set forth below:

2.1 "Administrative Committee" means a committee consisting of two or more members designated from time to time by the Compensation Committee to administer the Plan.

2.2 "Beneficiary" means the person or persons designated by a Participant, pursuant to Section 3.6, to exercise a Share-Option after the Participant's death.

2.3  "Board of Directors" or "Board" means the Board of Directors of DynCorp.

2.4 "Change of Control" means any of the following: (A) any "person" (as such term is used in Sections 13(d) and 14(d) of the Securities Exchange Act of 1934, as amended (the "Exchange Act")), other than a trustee or other fiduciary holding securities under an employee benefit plan of DynCorp or its subsidiaries, is or becomes the "beneficial owner" (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of DynCorp representing more than 35% of the combined voting power of DynCorp's then-outstanding securities; or (B) during any period of two consecutive years (not including any period prior to the execution of this Agreement), individuals who at the beginning of such period constitute the Board and any new director (other than a director designated by a person who has entered into an agreement with DynCorp to effect a transaction described in clause (C) of this definition) whose election by the Board or nomination for election by DynCorp's Shareholders was approved by a vote of at least two-thirds (2/3) of the directors then still in office who either were directors at the beginning of the period or whose election or nomination for election was previously so approved, cease for any reason to constitute a majority thereof; or (C) the shareholders of DynCorp approve a merger or consolidation of DynCorp with any other corporation, other than a merger or consolidation which would result in the voting securities of DynCorp outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity) at least 80% of the combined voting power of the voting securities of the Company or such surviving entity outstanding immediately after such merger or consolidation, or the shareholders of DynCorp approve a plan of complete liquidation of DynCorp or an agreement for the sale or disposition by DynCorp of all or substantially all DynCorp's assets.

Notwithstanding the foregoing, in the event the Employer by which a Participant is employed is no longer a subsidiary or controlled affiliate of DynCorp, a Change of Control shall not be deemed to have occurred if the Employer or new owner of such Employer undertakes in writing with DynCorp to assume all the obligations of DynCorp under this Plan.

2.5 "Code" means the Internal Revenue Code of 1986, as amended, and any regulations or rulings issued thereunder.

2.6 "Compensation Committee" means the Compensation Committee of the Board of Directors.

2.7 "Disability" means a disability as defined under the Employer's executive long-term disability plan.

2.8  "Effective Date" means December 14, 1998.

2.9  "Employee" means any common law employee of the Employer.

2.10 "Employer"   means  DynCorp,   any  of  its  subsidiaries  and  controlled
affiliates, and any successor thereto.

2.11 "ERISA" means the Employee Retirement Income Security Act of 1974, any amendments thereto, and any regulations or rulings issued thereunder.

2.12 "Exercise Date" means the date upon which the Administrative Committee approves the Share-Option exercise form, which is completed and submitted by a Participant to the Administrative Committee with respect to the Share-Option being exercised.

2.13 "Exercise Period" means the period during which a Participant may exercise a Share-Option, as determined under Section 4.1.

2.14 "Exercise Price" means the price to be paid by a Participant to exercise a Share-Option, as determined under Section 3.3.

2.15 "Fair Market Value" means the closing price of a Share reflected in the consolidated trading tables of The Wall Street Journal, or other recognized market source, as determined by the Administrative Committee, on the applicable date of reference hereunder or, if there is no sale of the Shares on such date, then the closing price on the last previous day on which a sale is reported.

2.16 "Grant Date" means, with respect to any Share-Option, the date on which the Share-Option is awarded or granted by the Administrative Committee to a Participant pursuant to Section 3.2, which shall be the last day of the quarter on which Shares are sold on the relevant market.

2.17 "Intrinsic Value" means the Fair Market Value of the aggregate underlying Shares minus the aggregate Exercise Price, as of the Grant Date.

2.18 "Participant" means any individual who meets the eligibility requirements of Section 3.1, who has received an award of Share-Options in accordance with
Section 3.2, and whose Share-Options have not all been completely exercised or lapsed. For purposes of Section 4.3:

         (a) After a Participant's death, his Beneficiary is to be treated as a Participant under this Plan with respect to any Share-Options that are outstanding at the time of the Participant's death;

         (b) In the event of a Participant's legal incapacity, the Participant's legal representative is to be treated as a Participant under this Plan with respect to any Share-Options that are outstanding at the time the Participant incurred the legal incapacity; and

         (c) If a Participant has assigned Share-Options under Section 3.8, then the assignee of such Share-Options is to be treated as a Participant under this Plan with respect to the assigned Share-Options.

2.19 "Plan" means the DynCorp Key Executives Share-Option Compensation Plan ("KEYSOP") (including Exhibit A) as adopted by DynCorp and set forth herein and from time to time amended.

2.20 "Retirement" means termination of employment, other than for Cause and not due to Disability, at or after age 60.

2.21 "Share" or "Shares" means a share or shares of a registered investment company regulated by the Investment Company Act of 1940, as amended (i.e., Mutual Fund shares), which share or shares are designated by the Administrative Committee as subject to purchase through the exercise of Share-Option(s).

2.22 "Share-Option" means the right of a Participant, granted by the Employer in accordance with Section 3.2, to purchase a Share from the Employer at the Share-Option's Exercise Price.

2.23 "Share-Option Agreement" means an agreement executed on behalf of the Employer and by a Participant to whom Share-Options have been awarded, acknowledging the issuance of the Share-Options and setting forth terms of the Share-Options.

2.24 "Termination for Cause" means termination of a Participant's employment following a decision by a two-thirds majority vote of the Board that the Participant's employment should be terminated by reason of any one or more of the following acts:
         (a) gross negligence relating to the Participant's employment;
         (b) refusal to follow the reasonable instructions of the Board;
         (c) actions involving a material breach of the Participant's employment agreement, if any; (d) willful violation of environmental laws and regulations relating to the Participant's employment; (e) criminal conduct relating to the Participant's employment; (f) violation of the Procurement Integrity Provisions of the Office of the Federal Procurement Policy Act Amendments of 1988; or (g) material violation of the DynCorp Standards of Conduct, as amended or supplemented from time to time.

2.25 "Termination of Employment" means an Employee's separation from the service of the Employer by reason of resignation, discharge, death, Disability or other termination. The Administrative Committee may, in its discretion, determine whether any leave or other absence from service constitutes a Termination of Employment for purposes of the Plan.

2.26 "Trust" means the trust that shall be established pursuant to Article VII to hold the Shares that are subject to purchase through the exercise of Share-Options.

2.27 "Trust Agreement" means an agreement setting forth the terms of the Trust, which may be established pursuant to Article VII.

2.28 "Trust Fund" means the Shares that are held in the Trust.

2.29 "Trustee" means the persons or institution acting as trustee of the Trust.


                                   ARTICLE III

                              GRANT OF SHARE-OPTION

3.1 Eligibility. Share-Options may be granted to any Employee falling within Bands 1 through 4 of the DynCorp Executive/Senior Management Compensation Program, and to any Employee falling within any other category of Employees that is designated by the Compensation Committee as eligible to participate in the Plan.

3.2 Grant of Share-Option. Share-Options may be granted, in its sole discretion, by the Administrative Committee to any eligible Employee at any time on or after the Effective Date and prior to the termination of the Plan, as determined by the Administrative Committee. (No Employee, even if an eligible Employee, shall have any entitlement to a grant of Share-Options; grants are within the discretion of the Administrative Committee.) A Share-Option is granted as follows:

(a) Participation. The Administrative Committee will notify an eligible Employee that he or she is eligible to participate in the Plan. If the Employee desires to participate, the Employee and Employer will execute a written Share-Option Agreement, substantially in the form set forth in Exhibit A, in which they mutually agree that a fixed dollar amount or a fixed percentage of the Employee's future bonus payments or future salary payments will be exchanged for options to buy Shares ("Share-Options") that have a Fair Market Value, at the Grant Date, equal to one and one-third (1-1/3) times the amount of the salary or bonus payments so exchanged, and in which they mutually agree as to the type(s) of Shares upon which the Share-Options will be granted, at an Exercise Price set by the Administrative Committee.

(b) Changes in Participation. An Employee's election relating to future bonus payments shall be irrevocable. An Employee's election relating to future salary payments may be changed, upon execution by the Employee and the Employer of a revised Share-Option Agreement setting for such changed election, and will become effective with the first practicable following pay period. If an election change relating to salary payments is reduced so as to cease exchanging any current salary payments for Share-Options, the Employee may not make any further election as to salary payments until the fiscal quarter following such change.

(c) Addendum. The Employer will, as soon as practicable, prepare and periodically update an Addendum to the Share-Option Agreement, which shall reflect the amount or percentage of compensation to be exchanged for Share-Options rather than cash, and specify the number of Shares subject to the Share-Option Agreement, the Exercise Price of the Share-Options as of the Grant Date, and such other terms and in such form as the Administrative Committee may from time to time determine in accordance with the Plan. The Administrative Committee may establish a policy, which sets forth a maximum and/or minimum number of Share-Options allowed to be granted to a Participant during any calendar year; provided that any maximum number shall not include substitutions pursuant to Section 3.5.

(d)      Effect of Dividends and Distributions with Respect to Shares.

                  (1) Cash Dividends and Distributions. The Employer agrees to reinvest all cash dividends and distributions received in cash with respect to Shares in additional property of the same kind (or as nearly the same kind as feasible, if property of the same kind is not available). Any Shares acquired through reinvestment will immediately be subject to Share-Options in favor of the Participant which are granted pursuant to the Share-Option Agreement that pertains to the Shares on which the dividends or distributions were made.

                  (2) Noncash Distributions or Similar Transaction. In the event of a Shares dividend, Shares split, reverse Shares split, rights offering, recapitalization or similar transaction that materially affects the Fair Market Value of the Shares, the Administrative Committee shall adjust the Exercise Price so that it retains the same ratio to the Fair Market Value of the Shares as existed immediately before such transaction.

3.3      Exercise Price.

         (a) Upon a request to exercise any Share-Option(s), the Exercise Price required to be paid by the Participant shall be the greater of (i) the Exercise Price initially set in the Share-Option Agreement as of the Grant Date, or (ii) twenty-five percent (25%) of the Fair Market Value of the Share(s) on the Exercise Date. The initial Exercise Price in effect as of the effective date of this Plan is twenty-five percent (25%) of the Fair Market Value of the Shares on the Grant Date.

         (b) Notwithstanding any provision herein to the contrary, the Administrative Committee may, in its discretion, charge reasonable administrative costs of the Plan to individual Participants by adjusting the Exercise Price of Share-Options, reducing the number of Shares subject to Share-Options, or by other means in its discretion.

3.4 Purchase of Property Subject to Share-Option. Upon the grant of Share-Options to a Participant, the Employer shall acquire an amount of Shares having a Fair Market Value equal to the Intrinsic Value of the aggregate Share-Options. The Employer shall contribute such amount of Shares to the Trust established in accordance with Article VII. At the time the Shares are contributed to the Trust, and at the time the Share-Options are exercised, the Shares acquired by the Employer pursuant to the preceding sentence shall not be subject to any security interest, whether or not perfected, or to any Share-Options or contract under which any other person may acquire any interest in them. Additional Shares required to be delivered at the time of exercise of the Share-Options may be acquired in the open market by the Trustees, utilizing proceeds from the Exercise Price payment.

3.5 Substitution of Share-Option Shares. The Administrative Committee may, in its discretion and at the request of a Participant, cancel outstanding Share-Options and issue substitute Share-Options on different types of Shares, provided that the Shares of the substitute Share-Options are of equal aggregate Fair Market Value as that of the Shares of the original Share-Options as of the date of substitution. Notwithstanding anything to the contrary in this Plan, a substitution of Share-Options pursuant to this paragraph shall be made no more than one time during any fiscal quarter, or at additional times upon special circumstances as determined by the Administrative Committee. Upon a change in Shares pursuant to this paragraph, the Employer shall cause the Trust to dispose of the old Shares and acquire and contribute to the Trust new Shares having the same Fair Market Value (taken as of the Grant Date of the new Share-Options) as the old Shares. This transaction shall be treated as a new grant of Share-Options. The Intrinsic Value of the old Share-Options will in all cases equal the Intrinsic Value of the new Share-Options on the date of substitution.

3.6 Designation of Beneficiary. In the Share-Option Agreement, the Participant shall designate one or more Beneficiaries and successor Beneficiaries, and the Participant may change a Beneficiary designation at any time, by filing the prescribed form with the Administrative Committee. The consent of the Participant's current Beneficiary shall not be required for a change of Beneficiary. No Beneficiary shall have any rights under the Plan or a Share-Option Agreement during the lifetime of the Participant, except as may otherwise be provided in herein.

         A Participant who dies without having designated a Beneficiary in accordance with this Section 3.6 shall be deemed to have named the Participant's estate as Beneficiary.

3.7 General Non-Transferability. No Share-Option granted under this Plan may be transferred, assigned, or alienated (whether by operation of law or otherwise), except as provided herein, and no Share-Option shall be subject to execution, attachment or similar process. A Share-Option may be exercised only by a Participant.

3.8 Permitted Transfers. Notwithstanding the provisions of Section 3.7, a Participant may at any time prior to death, assign a Share-Option to the Participant's spouse, lineal and/or collateral descendants, a trust for the benefit of the Participant's spouse and/or lineal descendants, or a partnership of which the Participant's spouse and/or lineal descendants are the only partners, subject to approval by the Administrative Committee. Any such assignment shall be permitted only if an assignment is expressly permitted in the Share-Option Agreement, or approved in writing by the Administrative Committee, and the Participant receives no consideration for the assignment. Any such assignment shall be evidenced by an appropriate written document executed by the Participant, and delivered to the Administrative Committee on or before the effective date of the assignment. In the event of such assignment, the spouse, lineal or collateral descendant, partnership or trustee of the trust shall be entitled to all of the rights of the Participant under Section 4.3 with respect to the assigned Share-Option, and such Share-Option shall continue to be subject to all of the terms, conditions and restrictions applicable to the Share-Option, as set forth in the Plan and the Share-Option Agreement.


                                   ARTICLE IV

                            EXERCISE OF SHARE-OPTION

4.1 Exercise  Period.  A  Participant  may exercise a  Share-Option  pursuant to
Section 4.3 at any time during the period beginning on the earlier of (i) the date which is six (6) months after the initial Grant Date (disregarding a subsequent Grant Date caused by substitution of Shares pursuant to Section 3.5) or (ii) the date of a Change of Control and ending on the earliest of:

         (a) ninety (90) days after the Participant's Termination for Cause or other Termination of Employment for reasons other than described in
         Section 4.1(b) below; or

         (b) fifteen (15) years after the Grant Date for active Employees, Participants who have incurred a Termination of Employment by reason of Retirement, Disability, death or an involuntary termination which is not a Termination for Cause, or such later time as is approved by the Administrative Committee.

         If a Participant fails to exercise a Share-Option within the Exercise Period, then the Share-Option expires and the Participant or his Beneficiary loses any rights he or she had with respect to the Share-Option. Notwithstanding the foregoing, (i) except in the case of a Share-Option outstanding as of a Change of Control, the Exercise Period shall not commence earlier than six months following the Grant Date and, (ii) in the event of the Participant's death, the Exercise Period shall not expire earlier than one year following the date of the Participant's death.

4.2 Notice. The Administrative Committee shall cause notice to be provided to the Participant that Share-Options are set to expire. Such notice shall be given approximately six months prior to the expiration of the Exercise Period, if known and otherwise, as soon as practicable. The required notice will be a written notice and will list the Shares subject to the Share-Option and the date on which the Share-Option Exercise Period would expire. Failure to give or receive notice with respect to a Share-Option will not in any way extend the Exercise Period of the Share-Option or increase a Participant's rights with respect to the Share-Option.

4.3 Share-Option Exercise. A Participant may exercise a Share-Option by giving written notice to the Administrative Committee and tendering full payment of the Exercise Price by cash, check or other means acceptable to the Administrative Committee on or about the Exercise Date.

         The minimum amount of Share-Options that can be exercised by a Participant at any one time is the number of Share-Options for which the Fair Market Value of the underlying Shares minus the applicable aggregate Exercise Price totals $5,000, or 100% of the Fair Market Value of the underlying Shares, whichever is less. For these purposes, the term "underlying Shares" means the Shares which will be acquired by the Participant upon the exercise of the Share-Options. A Participant shall not have any of the rights and privileges of a shareholder with respect to any Shares purchasable or issuable upon the exercise of Share-Options prior to the date of exercise of such Share-Options in accordance with this Section 4.3.

       In the event that the listing, registration or qualification of the Share-Option on any securities exchange or under any state or federal law, or the consent or approval of any governmental regulatory body, is necessary as a condition of, or in connection with, the exercise of the Share-Option, then the Share-Option shall not be exercised in whole or in part until such listing, registration, qualification, consent or approval has been effected or obtained.

4.4 Delivery of Shares. Within ten business days following the date that a Participant satisfies the conditions for exercising Share-Options in accordance with Section 4.3, the Employer shall deliver or cause to be delivered to the Participant title to, or beneficial ownership of, the Shares subject to such Share-Options, which Shares the Participant can direct to be liquidated or otherwise disposed of.

4.5 Tax Withholding. Whenever Shares are to be delivered upon exercise of Share-Options under the Plan, the Employer shall require as a condition of such delivery payment by the Participant of an amount sufficient to satisfy all federal, state and local tax withholding requirements related thereto. Such payment shall take the form of whichever of the following is acceptable to the Administrative Committee: (a) cash; (b) the withholding of such amount from any Shares to be delivered to the Participant, (c) the withholding of such amount from compensation otherwise due to the Participant, or (d) any combination of the foregoing, at the election of the Participant. Such election shall be made before the date on which the amount of tax to be withheld is determined by the Employer, and such election shall be irrevocable. With the consent of the Employer, the Participant may elect a greater amount of withholding, not to exceed the estimated amount of the Participant's total tax liability with respect to the exercise of Share-Options under the Plan. Such election shall be made at the same time and in the same manner as provided above.

4.6 Failure to Exercise. No Share-Option shall be exercised, in whole or in part, after the end of the Share-Option's Exercise Period as stated in Section
4.1. The Employer shall have no obligation to deliver or cause to be delivered to the Participant the Shares subject to such Share-Option after the end of the Share-Option's Exercise Period. Failure to exercise a Share-Option in a timely fashion shall constitute a forfeiture of the Share-Option.


                                    ARTICLE V

                            AMENDMENT OR TERMINATION

5.1 Plan Amendment. The Administrative Committee may, from time to time in its discretion, amend any provision of the Plan, in whole or in part, with respect to any Participant or group of Participants. Such amendment shall be effective as of the date specified therein and shall be binding upon the Administrative Committee, all Participants and Beneficiaries, and all other persons claiming an interest under the Plan. Subject to Section 5.2 below, such amendment shall not affect any Share-Options that are outstanding as of the amendment date without the Participant's consent. Notwithstanding anything herein to the contrary, any amendments which modify the category of individuals eligible to participate in the Plan or which modify Article V or VI of the Plan must be approved by the Compensation Committee.

5.2 Plan Termination. The Plan shall terminate as the Compensation Committee may determine, in its discretion. Such termination shall be effective as of the date determined by the Compensation Committee and shall be binding upon the Administrative Committee, all Participants and Beneficiaries, and all other persons claiming an interest under the Plan. Share-Options that are outstanding as of the Plan's termination shall continue to be subject to exercise after the effective date of such termination, and may be exercised in accordance with
Article IV and any applicable Share-Option Agreement; except that termination of the Plan may provide for termination of all then outstanding Share-Options, provided that the Employer gives the affected Participants 90 days' notice before such termination. In the event a termination of outstanding Share-Options occurs pursuant to the preceding sentence, and such outstanding Share-Options are not exercised during the 90-day notice period, the Employer may pay all holders of such Share-Options, in cash or such other form as determined by the Employer in its sole discretion, the Share-Options' Intrinsic Value as of the date the Share-Options terminated. As of the date of termination of the Plan, no new Share-Options shall be granted, except for Share-Options required to be granted under Section 3.2(b).

5.3  Amendment  of   Share-Options.   A  Share-Option  may  be  amended  by  the
Administrative Committee at any time after the Grant Date if the Administrative Committee determines that an amendment is necessary as a result of:

         (a) any addition to or change in the Code or ERISA, a federal or state securities law or any other law or regulation, which occurs after the Grant Date and by its terms applies to the Share-Option;

         (b) any Plan  amendment  pursuant to Section  5.1, or Plan  termination pursuant to Section 5.2, provided that the amendment does not materially affect the terms, conditions and restrictions applicable to the Share-Option, except for termination of the Share-Option with 90 days' notice as set forth in Section 5.2 above; or

         (c) any circumstances not specified in paragraphs (a) or (b), with the consent of the Participant.

5.4 Change of Control. Notwithstanding any other provision of the Plan or a Share-Option Agreement, in the event of a Change of Control, the Exercise Period under Section 4.1 shall begin immediately upon such Change of Control.


                                   ARTICLE VI

                                 ADMINISTRATION

6.1 The Administrative Committee. The Plan shall be administered by the Administrative Committee.

6.2 Powers of the Administrative Committee. In carrying out its duties with respect to the general administration of the Plan, the Administrative Committee shall have, in addition to any other powers conferred by the Plan or by law, the following powers:

         (a) to grant Share-Options, and to determine the form, amount and timing of such Share-Options;

         (b)  to  determine  the  terms  and  provisions  of  the   Share-Option
         Agreements,  and to modify such Share-Option  Agreements as provided in
         Section 5.3;

         (c) to maintain all records necessary for the administration of the Plan;

         (d) to prescribe, amend, and rescind rules for the administration of the Plan to the extent not inconsistent with the terms thereof;

         (e) to appoint such individuals and subcommittees as it deems desirable for the conduct of its affairs and the administration of the Plan;

         (f) to employ counsel, accountants and other consultants to aid in exercising its powers and carrying out its duties under the Plan;

         (g) to perform any other acts necessary and proper for the conduct of its affairs and the administration of the Plan, except those reserved by the Compensation Committee; and

         (h) to revise periodically, on a prospective basis only, the nature of the Shares to be the subject of Share-Options and/or the amount or percentage of the initial Exercise Price to be included in Share-Option Agreements.

6.3 Determinations by the Administrative Committee. The Administrative Committee shall interpret and construe the Plan and the Share-Option Agreements, and its interpretations and determinations shall be conclusive and binding on all Participants, Beneficiaries and any other persons claiming an interest under the Plan or any Share-Option Agreement. The Administrative Committee's
interpretations   and  determinations   under  the  Plan  and  the  Share-Option
Agreements need not be uniform and may be made by it selectively among Participants, Beneficiaries and any other persons whether or not they are similarly situated.

6.4 Indemnification of the Administrative Committee and the Compensation Committee. The Employer shall indemnify and hold harmless each member of the Administrative Committee and Compensation Committee against any and all expenses and liabilities arising out of such member's action or failure to act in such capacity, excepting only expenses and liabilities arising out of such member's own willful misconduct or failure to act in good faith.

         Expenses and liabilities against which a member of the Administrative Committee or the Compensation Committee is indemnified hereunder shall include, without limitation, the amount of any settlement or judgment, costs, counsel fees and related charges reasonably incurred in connection with a claim asserted or a proceeding brought against him or the settlement thereof.

         This right of indemnification shall be in addition to any other rights to which any member of the Administrative Committee or the Compensation Committee may be entitled.

         The Employer may, at its own expense, settle any claim asserted or proceeding brought against any member of the Administrative Committee or the Compensation Committee when such settlement appears to be in the best interest of the Employer.

6.5 Expenses of the Administrative Committee. The members of the Administrative Committee shall serve without compensation for services as such. All reasonable expenses of the Administrative Committee shall be paid by the Employer.
                                   ARTICLE VII

                                TRUST PROVISIONS

7.1 Establishment of the Trust. The Employer shall establish a trust to hold all Shares contributed by the Employer pursuant to Section 3.4. Except as otherwise provided in Section 7.2 of the Plan and the terms of the Trust Agreement, the Trust will be irrevocable and no portion of the Trust Fund will be used for any purpose other than the exchange of substitute Shares in accordance with Section 3.5, the delivery of Shares pursuant to the exercise of Share-Options under the Plan, the delivery of Shares subject to forfeited Share-Options to the Employer, and the payment of expenses of the Plan and Trust.

7.2 Trust Status. Any Trust established pursuant to Section 7.1 shall be designed as a grantor trust, within the meaning of section 671 of the Code, of which the Employer is the grantor, and this Plan is to be construed in accordance with that intention. Notwithstanding any other provision of this Plan, the Trust Fund will remain the property of the Employer and will be subject to the claims of its creditors in the event of its bankruptcy or insolvency. No Participant will have any priority claim on the Trust Fund or any security interest or other right superior to the rights of a general creditor of the Employer.


                                  ARTICLE VIII

                            MISCELLANEOUS PROVISIONS

8.1 Headings. The headings of Articles, Sections and Paragraphs are solely for convenience of reference. If there is any conflict between such headings and the text of this Plan, the text shall control.

8.2 Gender. Unless the context clearly requires a different meaning, all pronouns shall refer indifferently to persons of any gender.

8.3 Singular and Plural. Unless the context clearly requires a different meaning, singular terms shall also include the plural and vice versa.

8.4 Governing Law. Except to the extent preempted by federal law, the construction and operation of the Plan shall be governed by the laws of the Commonwealth of Virginia without regard to the choice of law principles of such state.

8.5 Severability. If any provision of this Plan is held illegal or invalid by any court or governmental authority for any reason, the remaining provisions shall remain in full force and effect and shall be construed and enforced in accordance with the purposes of the Plan as if the illegal or invalid provision did not exist.

8.6 No Obligation to Exercise. The granting of a Share-Option shall impose no obligation upon a Participant to exercise such Share-Option.

8.7 No Rights of Shareholder. Neither the Participant, a Beneficiary nor any assignee shall be, or shall have any of the rights and privileges of, a Shareholder with respect to any Shares subject to purchase or issuance or upon the exercise of Share-Options, prior to the date of exercise of such Share-Options in accordance with Section 4.3 of the Plan.

8.8 No Right to Continued Employment. Nothing contained in the Plan shall be deemed to give any person the right to be retained in the employ of the Employer, or to interfere with the right of the Employer to discharge any person at any time without regard to the effect that such discharge shall have upon such person's rights or potential rights, if any, under the Plan.

8.9 Notices. Unless otherwise specified in a Share-Option Agreement, any notice to be provided under the Plan to the Administrative Committee shall be mailed (by certified mail, postage prepaid) or delivered to the Administrative Committee in care of the Employer at its executive offices, and any notice to the Participant shall be mailed (by certified mail, postage prepaid) or delivered to the Participant at the current address shown on the payroll records of the Employer, or at such address as a Participant shall provide to the Administrative Committee in accordance with this Section 8.9. No notice shall be binding on the Administrative Committee until received by the Administrative Committee, and no notice shall be binding on the Participant until received by the Participant.

8.10 Conflict Between Plan and Share-Option Agreement. Should there be a conflict or other contradiction between the language of the Plan and that contained in any Share-Option Agreement, the terms and conditions of the Plan will control.